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             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC  20549

                          FORM 8-K

                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


                 Date of Report  May 4, 1995
              (Date of earliest event reported)


               THE CHASE MANHATTAN CORPORATION

   (Exact name of registrant as specified in its charter)

     Delaware             1-5945             13-2633613

  (State or other      (Commission File   (IRS Employer
   jurisdiction of         Number)     Identification No.)
   incorporation)


             1 Chase Manhattan Plaza,      10081
              New York, New York        (Zip Code)
          (Address of principal executive offices)


                       (212) 552-2222

    (Registrant's telephone number, including area code)

                        Not Applicable
  (Former name or former address, if changed since last report)

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Item 5.   Other Events

     On May 4, 1995, The Chase Manhattan Corporation (the
"Company") entered into an underwriting agreement covering the issue and sale of $150,000,000 aggregate principal amount of 8% Subordinated Notes Due 2005. Said Notes were registered under the Securities Act of 1933 pursuant to the Company's shelf registration statement (Registration
Statement No. 33-55295).

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

     (c)  Exhibits

  1.1 Underwriting Agreement, dated May 4, 1995,among the Company and Chase Securities, Inc., Bear,
          Stearns & Co. Inc., Morgan Stanley & Co.
          Incorporated and Salomon Brothers Inc.

  4.48    Form of global 8% Subordinated Note Due 2005.

  4.49    Form of definitive 8% Subordinated Note Due
          2005.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         THE CHASE MANHATTAN CORPORATION
                                (Registrant)

                                By:/s/ Deborah L. Duncan
                                   ---------------------
                                 Deborah L. Duncan
                                 Executive Vice President
                                    and Treasurer

 May 8, 1995



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                     EXHIBIT INDEX

 Exhibit               Document
  1.1 Underwriting Agreement, dated May 4, 1995, among the Company and Chase Securities, Inc.,
         Bear, Stearns & Co. Inc., Morgan Stanley & Co.
         Incoporated and Salomon Brothers Inc.

  4.48  Form of global 8% Subordinated Note Due 2005.

  4.49  Form of definitive 8% Subordinated Note Due
        2005.











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